                                                      Exhibit No. EX-99.13.b.ii.

                                AMENDMENT NO. 31
                                       to
                                   SCHEDULE A
                                       of
                      DELAWARE INVESTMENTS FAMILY OF FUNDS
                            FUND ACCOUNTING AGREEMENT

  DELAWARE GROUP ADVISER FUNDS                       DELAWARE GROUP INCOME FUNDS
  Delaware Diversified Income Fund                   Delaware Corporate Bond Fund
  Delaware U.S. Growth Fund                          Delaware Delchester Fund
                                                     Delaware Extended Duration Bond Fund
  DELAWARE GROUP CASH RESERVE                        Delaware High-Yield Opportunities Fund
  Delaware Cash Reserve Fund
                                                     DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
  DELAWARE GROUP EQUITY FUNDS I                      Delaware Limited-Term Government Fund
  Delaware Balanced Fund
                                                     DELAWARE GROUP STATE TAX-FREE INCOME TRUST
  DELAWARE GROUP EQUITY FUNDS II                     Delaware Tax-Free Pennsylvania Fund
  Delaware Large Cap Value Fund
  Delaware Value Fund                                DELAWARE GROUP TAX FREE FUND
                                                     Delaware Tax-Free USA Fund
  DELAWARE GROUP EQUITY FUNDS III                    Delaware Tax-Free USA Intermediate Fund
  Delaware American Services Fund
  Delaware Small Cap Growth Fund                     DELAWARE GROUP TAX FREE MONEY FUND
  Delaware Trend Fund                                Delaware Tax-Free Money Fund

  DELAWARE GROUP EQUITY FUNDS IV                     DELAWARE INVESTMENTS MUNICIPAL TRUST
  Delaware Diversified Growth Fund                   Delaware Tax-Free Florida Insured Fund
  Delaware Growth Opportunities Fund
                                                     DELAWARE POOLED TRUST
  DELAWARE GROUP EQUITY FUNDS V                      The All-Cap Growth Equity Portfolio
  Delaware Dividend Income Fund                      The Core Focus Fixed Income Portfolio
  Delaware Small Cap Core Fund                       The Core Plus Fixed Income Portfolio
  Delaware Small Cap Value Fund                      The Emerging Markets Portfolio
                                                     The Global Fixed Income Portfolio
  DELAWARE GROUP FOUNDATION FUNDS                    The High-Yield Bond Portfolio
  Delaware Balanced Allocation Portfolio             The Intermediate Fixed Income Portfolio
  Delaware Growth Allocation Portfolio               The International Equity Portfolio
  Delaware Income Allocation Portfolio               The International Fixed Income Portfolio
                                                     The Labor Select International Equity Portfolio
  DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS        The Large-Cap Value Equity Portfolio
  Delaware Emerging Markets Fund                     The Mid-Cap Growth Equity Portfolio
  Delaware Global Value Fund                         The Real Estate Investment Trust Portfolio
  Delaware International Value Equity Fund           The Real Estate Investment Trust Portfolio II
                                                     The Small-Cap Growth Equity Portfolio
  DELAWARE GROUP GOVERNMENT FUND                     The Small-Cap Growth II Equity Portfolio
  Delaware American Government Bond Fund             The Smid-Cap Growth Equity Portfolio
  Delaware Inflation Protected Bond Fund

  DELAWARE VIP TRUST                                 VOYAGEUR INTERMEDIATE TAX FREE FUNDS
  Delaware VIP Balanced Series                       Delaware Tax-Free Minnesota Intermediate Fund
  Delaware VIP Capital Reserves Series
  Delaware VIP Cash Reserve Series                   VOYAGEUR MUTUAL FUNDS
  Delaware VIP Diversified Income Series             Delaware Minnesota High-Yield Municipal Bond Fund
  Delaware VIP Emerging Markets Series               Delaware National High-Yield Municipal Bond Fund
  Delaware VIP Global Bond Series                    Delaware Tax-Free California Fund
  Delaware VIP Growth Opportunities Series           Delaware Tax-Free Idaho Fund
  Delaware VIP High Yield Series                     Delaware Tax-Free New York Fund
  Delaware VIP International Value Equity Series
  Delaware VIP REIT Series                           VOYAGEUR MUTUAL FUNDS II
  Delaware VIP Select Growth Series                  Delaware Tax-Free Colorado Fund
  Delaware VIP Small Cap Value Series
  Delaware VIP Trend Series                          VOYAGEUR MUTUAL FUNDS III
  Delaware VIP U.S. Growth Series                    Delaware Large Cap Core Fund
  Delaware VIP Value Series                          Delaware Select Growth Fund

  VOYAGEUR INSURED FUNDS                             VOYAGEUR TAX FREE FUNDS
  Delaware Tax-Free Arizona Insured Fund             Delaware Tax-Free Minnesota Fund
  Delaware Tax-Free Minnesota Insured Fund

Dated as of August 31, 2006

DELAWARE SERVICE COMPANY, INC.                       DELAWARE GROUP ADVISER FUNDS
                                                     DELAWARE GROUP CASH RESERVE
                                                     DELAWARE GROUP EQUITY FUNDS I
By:                                                  DELAWARE GROUP EQUITY FUNDS II
Name:    Michael P. Bishof                           DELAWARE GROUP EQUITY FUNDS III
Title:   Senior Vice President/Chief Financial       DELAWARE GROUP EQUITY FUNDS IV
         Officer                                     DELAWARE GROUP EQUITY FUNDS V
                                                     DELAWARE GROUP FOUNDATION FUNDS
                                                     DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
                                                     DELAWARE GROUP GOVERNMENT FUND
                                                     DELAWARE GROUP INCOME FUNDS
                                                     DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
                                                     DELAWARE GROUP STATE TAX-FREE INCOME TRUST
                                                     DELAWARE GROUP TAX FREE FUND
                                                     DELAWARE GROUP TAX-FREE MONEY FUND
                                                     DELAWARE INVESTMENTS MUNICIPAL TRUST
                                                     DELAWARE POOLED TRUST
                                                     DELAWARE VIP TRUST
                                                     VOYAGEUR INSURED FUNDS
                                                     VOYAGEUR INTERMEDIATE TAX FREE FUNDS
                                                     VOYAGEUR MUTUAL FUNDS
                                                     VOYAGEUR MUTUAL FUNDS II
                                                     VOYAGEUR MUTUAL FUNDS III
                                                     VOYAGEUR TAX FREE FUNDS

                                                     By:
                                                     Name:    Patrick P. Coyne
                                                     Title:   President/Chief Executive Officer